                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2007
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                      SECURE ALLIANCE HOLDINGS CORPORATION
                  (formerly known as Tidel Technologies, Inc.)
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           Delaware                 000-17288               75-2193593
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        (State or other            (Commission            (IRS Employer
jurisdiction of incorporation)     File Number)         Identification No.)

    2900 Wilcrest Drive, Suite 105, Houston, Texas               77042
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       (Address of principal executive offices)               (zip code)

Registrant's telephone number, including area code: (713) 783-8200
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS.

      On April 20, 2007,  Robert D. Peltier and Leonard L. Carr submitted  their resignations  as Acting Chief  Financial  Officer and  Secretary,  respectively, effective immediately. The Company accepted both resignations.

      On April  20,  2007,  the  board of  directors  unanimously  approved  the appointment of Stephen P. Griggs as the Company's  Principal  Financial  Officer
and  Secretary  in addition to his existing  positions  of  President  and Chief
Operating Officer.

      Mr.  Griggs (49  years)  has served as a Director  since June 2002 and has been primarily  engaged in managing his personal  investments  since 2000.  From
1988 to 2000, Mr. Griggs held various positions,  including  President and Chief
Operating Officer, with RoTech Medical Corporation,  a Nasdaq-traded company. He holds a Bachelor of Science  degree in Business  Management  from East Tennessee
State  University  and a  Bachelor  of  Science  degree in  Accounting  from the
University of Central Florida.

      On March  21,  2007,  the  Company  awarded  Mr.  Griggs  pursuant  to the
Company's  1997  Long-Term  Incentive  Plan options to purchase from the Company
950,000  shares of the  Company's  common  stock at an option price of $0.62 per share.  Of this award,  34% of the options vest on the first  anniversary of the date of the grant, 33% of the options vest on the second anniversary of the date of the grant and the remaining 33% of the options vest on the third  anniversary of the date of the grant. In addition, 100% of the options vest upon a change of control.

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                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    Secure Alliance Holdings Corporation
                                    (formerly known as Tidel Technologies, Inc.)

Dated: April 20, 2007               By: /s/ Stephen P. Griggs
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                                        Name: Stephen P. Griggs
                                        Title: President, Chief Operating
                                        Officer, Principal Financial Officer
                                        and Secretary